UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 11, 2021

Bite Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40055 (Commission File Number)	85-3307316 (I.R.S. Employer Identification No.)

30 West Street, No. 28F New York, New York (Address of principal executive offices)	10004 (Zip Code)
(212) 608-2923 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, par value $0.0001 per share and one-half of one warrant	BITE.U	The New York Stock Exchange

Common stock, par value $0.0001 per share	BITE	The New York Stock Exchange

Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	BITE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On February 11, 2021, the registration statement on Form S-1 (File No. 333-252406) relating to the initial public offering (the “Offering”) of Bite Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on February 11, 2021, a registration statement on Form S-1 (File No. 333-253017) pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), which was effective immediately upon filing (collectively, the “Registration Statement”).

On February 17, 2021, the Company consummated the Offering of 17,500,000 units (the “Units”). Each Unit consists of one share of common stock, par value $0.0001 per share (the “Common Stock”) and one-half of one redeemable warrant (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $175,000,000.

In connection with the Offering, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated February 11, 2021, between the Company and EarlyBirdCapital, Inc. (“EBC”), as representative of the underwriters, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference;

•	A Business Combination Marketing Agreement, dated February 11, 2021, between the Company and EBC, a copy of which is filed as Exhibit 1.2 to this Current Report on Form 8-K and incorporated herein by reference;

•	A Warrant Agreement, dated February 11, 2021, between the Company and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference;

•	A Letter Agreement, dated February 11, 2021, among the Company, Smart Dine, LLC (the “Sponsor”), and each of the officers, directors and initial stockholders of the Company a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference;

•	An Investment Management Trust Agreement, dated February 11, 2021, between the Company and Continental, as trustee, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference;

•	A Registration Rights Agreement, dated February 11, 2021, among the Company, the Sponsor and certain securityholders, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference;

•	A Stock Escrow Agreement, dated February 11, 2021, among the Company, Continental and certain securityholders, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference;

•	An Administrative Services Agreement, dated February 11, 2021, between the Company and the Sponsor, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference;

•	A Subscription Agreement for Private Units, dated February 11, 2021, between the Company and the Sponsor, a copy of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference; and

•	A Subscription Agreement for Private Units, dated February 11, 2021, between the Company and EarlyBirdCapital,Inc., a copy of which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

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Item 3.02.  Unregistered Sales of Equity Securities.

On February 17, 2021, simultaneously with the consummation of the Offering, the Company consummated the private placement (the “Private Placement”) of an aggregate of 500,000 units (the “Private Units”) at a price of $10.00 per Private Unit, to the Sponsor and EarlyBirdCapital, Inc., generating total gross proceeds of $5,000,000. No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. In the Private Placement, the Sponsor purchased 470,000 Private Units and EarlyBirdCapital, Inc. purchased an aggregate of 30,000 Private Units. The Private Units are identical to the Units, except that if held by the initial purchasers or any of their permitted transferees, the underlying warrants (i) may be exercised on a cashless basis and (ii) are not subject to redemption. If the Private Units are held by holders other than the initial purchasers or their permitted transferees, then the warrants included in the Private Units will be redeemable by the Company and exercisable by the holders on the same basis as the Warrants included in the Units sold in the Offering. In addition, the Private Units (and the securities underlying the Private Units) will, subject to certain limited exceptions, be subject to transfer restrictions until after the completion of the Company’s initial business combination.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February, the following individuals were appointed to the board of directors of the Company: Alberto Ardura Gonzalez, Joseph C. Essa, Randall Hiatt and Julia A Stewart. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 11, 2021, the Company filed its amended and restated certificate of incorporation (the “Amended Certificate of Incorporation”) with the Secretary of State of the State of Delaware, which was effective the same day. Among other things, the Certificate of Incorporation authorizes the issuance of (i) up to 100,000,000 shares of Common Stock and (ii) up to 1,000,000 shares of undesignated preferred stock, par value $0.0001 per share. The terms of the Amended Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Certificate of Incorporation is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

A total of $175,000,000 of the net proceeds from the Offering and the Private Placement was placed in a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”), with Continental acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its income or other tax obligations, none of the funds held in the Trust Account will be released from the Trust Account until the earlier of (i) the completion of the Company’s initial business combination or (ii) the Company’s redemption of 100% of the Company’s outstanding public shares if the Company has not completed a business combination in the required time period.

On February 11, 2021, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 11, 2021, between the Company and EarlyBirdCapital, Inc.

1.2	Business Combination Marketing Agreement, dated February 11, 2021, between the Company and EarlyBirdCapital, Inc.

3.1	Amended and Restated Certificate of Incorporation of the Company

4.1	Warrant Agreement, dated February 11, 2021, between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated February 11, 2021, among the Company, Smart Dine, LLC and each of the officers, directors and initial stockholders of the Company

10.2	Investment Management Trust Agreement, dated February 11, 2021, between the Company and Continental Stock Transfer & Trust Company

10.3	Registration Rights Agreement, dated February 11, 2021, among the Company, Smart Dine, LLC and certain securityholders

10.4	Stock Escrow Agreement, dated February 11, 2021, among the Company, Continental Stock Transfer & Trust Company and certain securityholders

10.5	Administrative Services Agreement, dated February 11, 2021, between the Company and Smart Dine, LLC

10.6	Subscription Agreement for Private Units, dated February 11, 2021, between the Company and Smart Dine, LLC

10.7	Subscription Agreement for Private Units, dated February 11, 2021, between the Company and EarlyBird Capital, Inc.

99.1	Press release, dated February 11, 2021

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITE acquisition corp.

By:	/s/ Alberto Ardura Gonzalez
Name:	Alberto Ardura Gonzalez
Title:	Chief Executive Officer

Date: February 18, 2021